                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of December 1, 2006
(this "Agreement"), is entered into between PNC Bank, National Association (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. and
Wells Fargo Bank, National Association as master servicers (each, in such capacity, a "Master Servicer"), LNR Partners, Inc. as special servicer (the
"Special Servicer") and LaSalle Bank National Association as trustee (the
"Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of December 1, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS
Securities North America Inc. ("IXIS Securities"), PNC Capital Markets LLC ("PNC
Capital"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Deutsche
Bank Securities Inc. ("DBSI"); Merrill Lynch, Countrywide Securities, IXIS
Securities, PNC Capital, Credit Suisse and DBSI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of December 1,
2006 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$222,104,469 (the "PNC Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The PNC Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off
Date Pool Balance") of $4,522,709,155 (subject to a variance of plus or minus
5%). The purchase and sale of the Mortgage Loans shall take place on December
12, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 105.1998% of the
PNC Mortgage Loan Balance as of the Cut-off Date, plus (ii) $409,993, which amount represents the amount of interest accrued on the PNC Mortgage Loan
Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan shall contain the following documents:

            (i)     the original executed Mortgage Note for the subject Mortgage
      Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
      LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-4, Commercial Mortgage
      Pass-Through Certificates, Series 2006-4, or in blank;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
      any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-4, Commercial Mortgage Pass-Through
      Certificates, Series 2006-4;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-4, Commercial Mortgage Pass-Through Certificates, Series 2006-4 [(or,
      in the case of a Loan Combination, in favor of LaSalle Bank National
      Association, as trustee for the registered holders of ML-CFC Commercial
      Mortgage Trust 2006-4, Commercial Mortgage Pass-Through Certificates,
      Series 2006-4;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

                                        3

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-4, Commercial Mortgage Pass-Through Certificates, Series 2006-4, as
      assignee;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
      Loan; and

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect

                                        4

that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing
Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (d)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the applicable Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the
Seller to the applicable Master Servicer (or, at the direction of such Master
Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (e)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (f)     On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the
CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

                                        5

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1)
      to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
      Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any

                                        6

      third person to the execution of this Agreement or the performance by the
      Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
      Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
      Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB"
      shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17
      C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
      Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the
      Commission or its staff from time to time.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the

                                        7

Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this
Agreement.

            (c)     If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document
Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund
Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii)
substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan
(which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s)
such Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such

                                        8

repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining
Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such
Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special
Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or
Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund;
and provided, further, that the repurchase or replacement of less than all such
Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the
Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related
Document Defect or Breach exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a
Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect as set forth in this Section 3).
The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is

                                        9

permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary
Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust
Fund in connection with such release, (ii) the remaining Mortgaged Property(ies)
satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether

                                       10

such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master
Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

                                       11

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

                                       12

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and

                                       13

perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

            (f)     One or more letters from the independent accounting firm of
Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of December 1, 2006, among the Seller, Merrill Lynch Mortgage Lending, Inc., Countrywide Commercial
Real Estate Finance, Inc. and IXIS Real Estate Capital Inc., the Purchaser, the
Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing
Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer
(such agreement(s), individually or collectively, as the case may be, "Servicing
Rights Purchase Agreement");

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the

                                       14

Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified
Portions of the Free Writing Prospectus, as of the Time of Sale or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans, in light of the circumstances under which they were made, not misleading,
(ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the
Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the
Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of each Free Writing Prospectus shall consist of Annex A-1 to such Free Writing Prospectus, entitled "Certain
Characteristics of the Mortgage Loans" (insofar as the information contained in
Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to such Free Writing Prospectus, entitled "Certain Statistical Information
Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to such
Free Writing Prospectus entitled "Certain Characteristics Regarding Multifamily
Properties" (insofar as the information contained in Annex B relates to the
Mortgage Loans sold by the Seller hereunder), Annex C to such Free Writing
Prospectus, entitled "Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the
Seller hereunder), the CD-ROM which accompanies such Free Writing Prospectus
(insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of such Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus
Supplement, entitled "Certain Statistical

                                       15

Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex
B to the Prospectus Supplement entitled "Certain Characteristics Regarding
Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus
Supplement, entitled "Description of the Ten Largest Mortgage Loans and/or
Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means each of the Offering Prospectus dated November 20, 2006 and relating to the Publicly-Offered Certificates, as supplemented and amended by the Offering Prospectus dated November 28, 2006 and relating to the Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated December 1, 2006, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated September 13, 2006.

            "Prospectus Supplement" means the prospectus supplement dated
December 1, 2006, that supplements the Prospectus and relates to the
Publicly-Offered Certificates; and

            "Time of Sale" means December 1, 2006, at 12:30 p.m.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the articles of association and bylaws of the Seller, and (iii) an original or a copy of a certificate of corporate existence of the Seller issued by the Office of the Comptroller of the
Currency not earlier than 30 days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a

                                       16

combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the
Trustee, the Underwriters, the Initial Purchasers and each of the Rating
Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the

                                       17

Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form
10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than (2) business days following the occurrence of such event if such event is reportable under
Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities
Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d)
of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not

                                       18

invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable

                                       19

by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       20

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        ------
                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:
                                            -------------------------------
                                            Name:  Jeffrey E. Johnson
                                            Title: Senior Vice President

                                        PURCHASER
                                        ---------
                                        MERRILL LYNCH MORTGAGE INVESTORS,
                                          INC.

                                        By:
                                            -------------------------------
                                            Name:  David M. Rodgers
                                            Title: Executive Vice President

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

PNC Bank, National Association
10851 Mastin, Suite 300
Overland Park, Kansas 66210 (for deliveries or courier)

or P.O. Box 25965
Shawnee Mission, Kansas 66225-5965 (for United States mail)
Attention: Harry Funk

with a copy to:
PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue, 21st Floor
Pittsburgh, Pennsylvania 15222
Attention: Gretchen Lengel Kelly

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in December 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c)
exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan

                                       I-2

with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) November 20, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal

                                       I-3

amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a
Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such
Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee [(in the case of the Park La Brea
Apartments Trust Mortgage Loan, subject to the rights of the JP Series 2006-LDP8
Trustee)], pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

                                       I-4

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than
(or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental
Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the
Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action"
letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related
Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects.
To the Seller's actual knowledge and without inquiry beyond the related
Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require

                                       I-5

investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full.
Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys'
fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are

                                       I-6

allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a
Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis,
(2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and
4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days'
prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.
Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty

                                       I-7

insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the

                                       I-8

related fee interest in such Mortgaged Property or such material portion thereof
(the "Fee Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related

                                       I-9

      Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances).

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the

                                      I-10

cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage
Loan provides that, during the period commencing on or about the related
Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged
Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a

                                      I-11

zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is

                                      I-12

responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, after due
inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or
Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with

                                      I-13

affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage
Loan documents) except on an arm's-length basis.

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

                                      I-14

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or,

                                      I-15

if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

                                      I-16

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

EXCEPTIONS TO REPRESENTATION 16

------------------------------------------------------------------------------------------------------------------------
LOAN
NUMBER      LOAN NAME                             DESCRIPTION OF EXCEPTION
------------------------------------------------------------------------------------------------------------------------

940952701   1430 Vantage Court                    With respect to the following Mortgage Loans, if the related Mortgage
940952924   A+ Mini Storage                       Note is not paid in full on its maturity date and the holder thereof
940952968   Canyon Corporate Center               exercises its option to forebear from pursuing its remedies, such
940952929   CIGNA Regional Building               Mortgage Loan provides that, during the period commencing on or about
940952590   Heart Center Medical Group Building   the related maturity date and continuing until the earlier of such
940952590   The EPL Building                      Mortgage Loan being paid in full or the holder terminating its
940952901   USPS Processing Center                forbearance, additional interest above the stated interest rate
940952923   Wakefield Companies - Danvers         applicable prior to the maturity date shall accrue and may be
940952942   Wakefield Companies - Peabody         compounded monthly and shall be payable only after all of the outstanding principal of such Mortgage Loan is paid in full.
------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 22

------------------------------------------------------------------------------------------------------------------------
LOAN
NUMBER      LOAN NAME                             DESCRIPTION OF EXCEPTION
------------------------------------------------------------------------------------------------------------------------

940952701   1430 Vantage Court                    With respect to the following Mortgage Loans, if the related Mortgage
940952924   A+ Mini Storage                       Note is not paid in full on its maturity date and the holder thereof
940952968   Canyon Corporate Center               exercises its option to forebear from pursuing its remedies, such
940952929   CIGNA Regional Building               Mortgage Loan provides that, during the period commencing on or about
940952590   Heart Center Medical Group Building   the related maturity date and continuing until the earlier of such
940952590   The EPL Building                      Mortgage Loan being paid in full or the holder terminating its
940952901   USPS Processing Center                forbearance, additional interest above the stated interest rate
940952923   Wakefield Companies - Danvers         applicable prior to the maturity date shall accrue and may be
940952942   Wakefield Companies - Peabody         compounded monthly and shall be payable only after all of the outstanding principal of such Mortgage Loan is paid in full.
------------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
      CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE
  LOAN WERE WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                     [None]

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                     [None]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

MLCFC 2006-4:  MORTGAGE LOAN SCHEDULE

         LOAN                                                                PROPERTY
LOAN #  GROUP  PROPERTY NAME                                   ORIGINATOR      TYPE      STREET ADDRESS
-------------------------------------------------------------------------------------------------------------------------------

  31      1    Las Colinas Highlands                           PNC         Office        6191 N. State Highway 161
  45      1    Mammoth Airport Business Park                   PNC         Office        6325-6375 South Pecos Road
  47      2    The Manor Homes of Arbor Walk                   PNC         Multifamily   1318 SW Manor Lake Drive
  48      2    Colonial Village at Haverhill Apt Homes         PNC         Multifamily   12222 Vance Jackson Road
  73      2    Merrywood Apartment Homes                       PNC         Multifamily   22400 Westheimer Parkway
  88      2    Wynhaven - Hollister Apartments                 PNC         Multifamily   7740 West Little York
  91      2    Franciscan at Bear Creek Apartments             PNC         Multifamily   1600 Village Drive
  127     1    Quakerbridge Self Storage                       PNC         Self Storage  3540 Mercerville Quakerbridge Road
  139     1    Met Center Business Park                        PNC         Office        7901 East Riverside Drive
  144     2    Heritage Park Apartments - Azusa                PNC         Multifamily   850 South Vincent Avenue
  146     2    Georgetown Apartments & The Willows Apartments  PNC         Multifamily   7110 Van Dorn Street, 1800 Know Street
146.01    2    The Willows Apartments                          PNC         Multifamily   1800 Knox Street
146.02    2    Georgetown Apartments                           PNC         Multifamily   7110 Van Dorn Street
  152     2    Twin Creek Village Apartments                   PNC         Multifamily   1300 Creekside Drive
  167     1    New York Graphic Society Building               PNC         Office        129 Glover Avenue
  169     2    Creekwood Apartments - Houston                  PNC         Multifamily   11911 Northwest Freeway
  177     2    River Oaks Apartments - Arlington               PNC         Multifamily   711 Brentford Place
  219     1    New Market Square                               PNC         Retail        2413,2357,2347 North Maize Road
  220     1    Skycam Building                                 PNC         Office        1500 Southwest Expressway Drive
  228     1    Commonwealth Commons                            PNC         Office        2881 East Oakland Park Boulevard
  246     1    College Hill Square                             PNC         Retail        410 N. Hillside
  259     2    Stone Ridge Apartments                          PNC         Multifamily   1020 West 37th Street
  264     1    Sabino Plaza                                    PNC         Retail        604 North Guadalupe Street
  266     1    Meridian Meadows Center                         PNC         Retail        3001-3030 Meridian Meadows Road

                                                       CUT-OFF DATE    ORIGINAL   MONTHLY P&I DEBT  ANNUAL P&I DEBT  INTEREST
LOAN #  CITY             COUNTY       STATE  ZIP CODE   BALANCE ($)  BALANCE ($)     SERVICE ($)      SERVICE ($)     RATE %
-----------------------------------------------------------------------------------------------------------------------------

  31    Irving           Dallas         TX     75038    32,000,000    32,000,000        194,745.88     2,336,950.56   6.1400
  45    Las Vegas        Clark          NV     89120    22,500,000    22,500,000        135,333.14     1,623,997.68   6.0300
  47    Lee's Summit     Jackson        MO     64082    22,390,000    22,390,000        135,826.89     1,629,922.68   6.1100
  48    San Antonio      Bexar          TX     78230    22,200,000    22,200,000        134,530.84     1,614,370.08   6.1000
  73    Katy             Fort Bend      TX     77450    16,800,000    16,800,000        103,440.49     1,241,285.88   6.2500
  88    Houston          Harris         TX     77040    14,950,000    14,950,000         91,370.18     1,096,442.16   6.1800
  91    Euless           Tarrant        TX     76039    14,500,000    14,500,000         85,726.65     1,028,719.80   5.8700
  127   Hamilton         Mercer         NJ      8619     9,290,917     9,300,000         56,357.52       676,290.24   6.1000
  139   Austin           Travis         TX     78744     8,600,000     8,600,000         43,815.21       525,782.52   6.0300
  144   Azusa            Los Angeles    CA     91702     8,100,000     8,100,000         48,563.59       582,763.08   6.0000
  146   Lincoln          Lancaster      NE    Various    7,992,005     8,000,000         47,861.22       574,334.64   5.9800
146.01  Lincoln          Lancaster      NE     68521     4,276,424     4,280,702
146.02  Lincoln          Lancaster      NE     68506     3,715,581     3,719,298
  152   Norman           Cleveland      OK     73071     7,300,000     7,300,000         43,252.26       519,027.12   5.8900
  167   Norwalk          Fairfield      CT      6850     6,000,000     6,000,000         35,588.19       427,058.28   5.9000
  169   Houston          Harris         TX     77092     5,989,537     6,000,000         36,787.08       441,444.96   6.2100
  177   Arlington        Tarrant        TX     76006     5,650,000     5,650,000         33,947.29       407,367.48   6.0200
  219   Wichita          Sedgwick       KS     67205     3,495,103     3,500,000         22,980.37       275,764.44   6.2000
  220   Broken Arrow     Tulsa          OK     74012     3,492,271     3,500,000         24,733.04       296,796.48   5.8300
  228   Fort Lauderdale  Broward        FL     33306     3,191,676     3,200,000         20,016.19       240,194.28   6.4000
  246   Wichita          Sedgwick       KS     67214     2,424,640     2,430,000         17,185.72       206,228.64   5.8400
  259   Chattanooga      Hamilton       TN     37410     1,910,126     1,915,000         12,104.10       145,249.20   6.5000
  264   Santa Fe         Santa Fe       NM     87501     1,728,194     1,730,000         10,095.81       121,149.72   5.7500
  266   Greenwood        Johnson        IN     46142     1,600,000     1,600,000          9,654.62       115,855.44   6.0600

                                                                                 NET                        MONTHLY
           PRIMARY         MASTER        TRUSTEE AND    SUB SERVICIN  ADMIN.  MORTGAGE                      PAYMENT
LOAN #  SERVICING FEE  SERVICING FEE  PAYING AGENT FEE    FEE RATE    FEE %    RATE %   ACCRUAL TYPE  TERM    DATE   REM. TERM
------------------------------------------------------------------------------------------------------------------------------

  31        0.010          0.010           0.0004                     0.0204   6.11960   Actual/360     60     1         55
  45        0.040          0.010           0.0004                     0.0504   5.97960   Actual/360    120     1        118
  47        0.040          0.010           0.0004                     0.0504   6.05960   Actual/360    120     1        119
  48        0.010          0.010           0.0004                     0.0204   6.07960   Actual/360    120     1        119
  73        0.010          0.010           0.0004                     0.0204   6.22960   Actual/360    120     1        114
  88        0.030          0.010           0.0004                     0.0404   6.13960   Actual/360    120     1        118
  91        0.010          0.010           0.0004                     0.0204   5.84960   Actual/360    120     1        118
  127       0.010          0.010           0.0004                     0.0204   6.07960   Actual/360    120     1        119
  139       0.040          0.010           0.0004                     0.0504   5.97960   Actual/360     60     1         59
  144       0.010          0.010           0.0004                     0.0204   5.97960   Actual/360    120     1        119
  146       0.060          0.010           0.0004                     0.0704   5.90960   Actual/360    120     1        119
146.01
146.02
  152       0.060          0.010           0.0004                     0.0704   5.81960   Actual/360    120     1        120
  167       0.070          0.010           0.0004                     0.0804   5.81960   Actual/360    140     1        138
  169       0.010          0.010           0.0004                     0.0204   6.18960   Actual/360     60     1         58
  177       0.040          0.010           0.0004                     0.0504   5.96960   Actual/360    120     1        118
  219       0.060          0.010           0.0004                     0.0704   6.12960   Actual/360    120     1        119
  220       0.010          0.010           0.0004                     0.0204   5.80960   Actual/360    120     1        119
  228       0.060          0.010           0.0004                     0.0704   6.32960   Actual/360    120     1        117
  246       0.060          0.010           0.0004                     0.0704   5.76960   Actual/360    120     1        119
  259       0.010          0.010           0.0004                     0.0204   6.47960   Actual/360    216     1        213
  264       0.040          0.010           0.0004                     0.0504   5.69960   Actual/360    120     1        119
  266       0.040          0.010           0.0004                     0.0504   6.00960   Actual/360    120     1        118

                                                                                                       PARTIAL
        MATURITY/  AMORT   REM.  TITLE              ARD    ENVIRONMENTAL    CROSS    CROSS           DEFEASANCE    LETTER OF
LOAN #  ARD DATE    TERM  AMORT   TYPE  ARD LOAN  STEP UP    INSURANCE    DEFAULTED  COLLATERALIZED    ALLOWED       CREDIT
----------------------------------------------------------------------------------------------------------------------------

  31     7/1/2011   360    360   Fee                             No           No           No              No           No
  45    10/1/2016   360    360   Fee                             No           No           No              No           No
  47    11/1/2016   360    360   Fee                             No           No           No              No           Yes
  48    11/1/2016   360    360   Fee                             No           No           No              No           No
  73     6/1/2016   360    360   Fee                             No           No           No              No           No
  88    10/1/2016   360    360   Fee                             No           No           No              No           No
  91    10/1/2016   360    360   Fee                             No           No           No              No           No
  127   11/1/2016   360    359   Fee                             No           No           No              No           No
  139   11/1/2011     0      0   Fee                             No           No           No              No           No
  144   11/1/2016   360    360   Fee                             No           No           No              No           No
  146   11/1/2016   360    359   Fee                             No           No           No              No           No
146.01                           Fee                             No            0            0               0            0
146.02                           Fee                             No            0            0               0            0
  152   12/1/2016   360    360   Fee                             No           No           No              No           No
  167    6/1/2018   360    360   Fee                             No           No           No              No           No
  169   10/1/2011   360    358   Fee                             No           No           No              No           No
  177   10/1/2016   360    360   Fee                             No           No           No              No           No
  219   11/1/2016   300    299   Fee                             No           No           No              No           No
  220   11/1/2016   240    239   Fee                             No           No           No              No           No
  228    9/1/2016   360    357   Fee                             No           No           No              No           No
  246   11/1/2016   240    239   Fee                             No           No           No              No           No
  259    9/1/2024   360    357   Fee                             No           No           No              No           No
  264   11/1/2016   360    359   Fee                             No           No           No              No           No
  266   10/1/2016   360    360   Fee                             No           No           No              No           No

                                                     UPFRONT      UPFRONT      UPFRONT      UPFRONT      UPFRONT      UPFRONT
                    LOCKBOX              HOLDBACK  ENGINEERING     CAPEX        TI/LC       RE TAX         INS.        OTHER
LOAN #                TYPE                AMOUNT   RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)
-------------------------------------------------------------------------------------------------------------------------------

  31                  Soft                     --     16,250                   932,121      355,775       26,174     1,169,497
  45                   0                       --                 446,000      314,000       45,842        9,734
  47                   0                       --                                           224,850       19,196
  48                   0                       --    500,000                                594,413       20,832       450,000
  73                   0                       --    400,000                                251,659       39,422       500,000
  88                   0                       --                 200,000                   302,417       84,788
  91                   0                       --                 200,000                   477,667       46,270
  127                  0                       --                                            27,272
  139                 Hard                     --                  37,932      200,000       13,279          863       265,804
  144                  0                       --     78,750                                 19,279       11,147
  146                  0                  400,000                                           105,514       10,509
146.01                 0                       --
146.02                 0                       --
  152                  0                       --                                            47,835       14,671       300,000
  167                 Hard                     --                                                                      173,750
  169                  0                       --     58,279                                 79,083       38,092
  177                  0                       --    152,813                                125,917        9,706
  219                  0                       --                                            59,133
  220                  0                       --                                             8,000        1,402
  228                  0                       --                  12,870
  246                  0                       --                                             5,329        1,504
  259                  0                       --
  264                  0                       --                                             2,171        1,128
  266   None at Closing, Springing Hard        --                                               861        1,519         1,250

          MONTHLY        MONTHLY        MONTHLY        MONTHLY        MONTHLY      MONTHLY      MONTHLY
           CAPEX          CAPEX          TI/LC          TI/LC         RE TAX         INS.        OTHER      GRACE
LOAN #  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  TO LATE
------------------------------------------------------------------------------------------------------------------

  31       3,324          79,774                                       50,825       2,908                     5
  45       4,217         151,800         4,167         250,000         16,554       3,245                     5
  47       5,833         140,000                                       18,738       4,799                     5
  48       6,708                                                       54,038       6,944                     5
  73       4,750                                                       41,943       4,993                     5
  88       6,729                                                       30,242       9,421                     5
  91       5,500                                                       47,767       3,856                     5
  127      1,132          27,164                                       13,636                                 5
  139      1,581          37,932                                       13,279         863                     5
  144      2,181                                                        6,556       1,239                     5
  146      5,500                                                       14,397       3,503                     5
146.01
146.02
  152      3,833                                                        3,680       2,934                     5
  167        538          19,350         5,417         165,000                                                5
  169      5,938                                                        7,908       9,967                     5
  177      4,262                                                       12,592       3,235                     5
  219        246                           833          20,000          7,392                                 5
  220        700                         2,083                            667         467                     5
  228        358          12,870                                                                              5
  246        265          15,870         1,250          45,000          5,329         752                     5
  259      1,458                                                        4,858       1,167                     5
  264         63           1,500           625          20,000            359         226                     5
  266        640                           833          30,000            861         506                     5

                    GRACE
LOAN #            TO DEFAULT
-------------------------------------

  31    5 (Days after written notice)
  45    5 (Days after written notice)
  47    5 (Days after written notice)
  48    5 (Days after written notice)
  73    5 (Days after written notice)
  88    5 (Days after written notice)
  91    5 (Days after written notice)
  127   5 (Days after written notice)
  139   5 (Days after written notice)
  144   5 (Days after written notice)
  146   5 (Days after written notice)
146.01
146.02
  152   5 (Days after written notice)
  167   5 (Days after written notice)
  169   5 (Days after written notice)
  177   5 (Days after written notice)
  219   5 (Days after written notice)
  220   5 (Days after written notice)
  228   5 (Days after written notice)
  246   5 (Days after written notice)
  259   5 (Days after written notice)
  264   5 (Days after written notice)
  266   5 (Days after written notice)